Exhibit 99.2

Third Quarter 2009 Supplemental Data

St. Francis Millennium Medical Office Building - Greenville, SC

All amounts shown in this report are unaudited and in U.S. dollars unless otherwise noted.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Table of Contents

Debt Summary	1-2

Debt Covenants	3-4

Triple-Net, Managed and Loan Portfolio	5-8

Operating Portfolio	9-10

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios	11

Revenue Rollover Schedule	12

Company Development Data	13

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Debt Maturity Schedule:1

[1]

Dollars in millions; data as of October 28, 2009 and excludes normal monthly principal amortization. The Company’s joint venture partners’ pro rata share of total maturities is approximately $143 million. Reflects Ventas’s ability and intent to extend certain mortgage loans until 2010.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Debt Summary as of September 30, 2009

Debt Maturities and Scheduled Principal Amortization1

	Credit Facility		Senior/Convertible Notes		Mortgage Debt		Total Debt
Period	Amount	Rate[2]	Amount	Rate[2]	Amount[3]	Rate[2]	Amount	Rate[2]
2009	$—	—	$—	—	$22,754	1.9%	$22,754	1.9%
2010	—	—	1,375	6.8%	195,517	4.1%	196,892	4.1%
2011	—	—	230,412	3.9%	83,632	5.0%	314,044	4.2%
2012	9,713	2.5%	82,433	9.0%	328,457	6.2%	420,603	6.7%
2013	—	—	—	—	167,326	5.9%	167,326	5.9%
2014	—	—	71,654	6.6%	14,217	6.2%	85,871	6.6%
2015	—	—	142,669	7.1%	77,142	6.0%	219,811	6.7%
2016	—	—	400,000	6.5%	204,533	6.1%	604,533	6.4%
2017	—	—	225,000	6.8%	47,096	6.1%	272,096	6.6%
2018	—	—	—	—	19,971	6.5%	19,971	6.5%
Thereafter	—	—	—	—	324,211	4.7%	324,211	4.7%

Subtotal	9,713	2.5%	1,153,543	6.3%	1,484,856	5.4%	2,648,112	5.9%

Discounts and Fair Market Value, net	—		(45,307)		12,337		(32,970)

Total	$9,713		$1,108,236		$1,497,193		$2,615,142

Weighted Average Maturity in Years	1.9		5.4		5.6		5.5

Debt Composition1

	September 30, 2009
	Amount	Rate[2]	% of Total
Fixed Rate Debt
Senior/Convertible Notes	1,153,543	6.3%	43.6%
Mortgage Debt	1,270,759	6.3%	48.0%

Total Fixed Rate Debt	$2,424,302	6.3%	91.5%

Variable Rate Debt
Credit Facility	9,713	2.5%	0.4%
Mortgage Debt	214,097	1.7%	8.1%

Total Variable Rate Debt	223,810	1.7%	8.5%

Total Debt	$2,648,112	5.9%	100.0%

[1]	Dollars in thousands.

[2]	Rates are based on the cash interest paid on the outstanding debt and do not include amortization of discounts, fair market value or debt costs.

[3]	The Company’s joint venture partners’ pro rata share of total mortgage debt is approximately $160 million.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Debt Covenants:

	Credit Facility
	Required	09/30/09
Total Liabilities / Gross Asset Value	Not greater than 60%	38%
Secured Debt / Gross Asset Value	Not greater than 30%	21%
Unsecured Debt / Unencumb. Gross Asset Value	Not greater than 60%	26%
Fixed Charge Coverage	Not less than 1.75x	3.1	x
Unencumbered Interest Coverage	Not less than 2.00x	5.3	x

	Bonds due 2012
	Required	09/30/09
Incurrence of Debt	Not greater than 60%	31%
Incurrence of Secured Debt	Not greater than 40%	10%
Total Unencumbered Assets	Not less than 150%	370%
Consolidated Income Available for Debt Service to Debt Service	Not less than 2.00x	5.1	x

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Debt Covenants:

Secured Debt / Gross Asset Value	Unsecured Debt / Unencumbered Gross Asset Value

Fixed Charge Coverage	Unencumbered Interest Coverage

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Owned Portfolio - Overview by Type (Dollars in Millions):1

Property Type	Number of Properties	Number of Beds/Units/Square Feet		Number of States/ Provinces	Ventas Investment	Cash Flow Coverage		Occupancy[2]	Annualized NNN Revenue[3]	Annualized Operating Property Revenue[3]	Total Annualized Revenue[3]	Annualized NNN NOI[3]	Annualized Operating Property NOI[3]	Total Annualized NOI[3]
Hospital - Stabilized Triple-Net	40	3,517	Beds	17	$345	2.5	x	59.2%	$94	$0	$94	$94	$0	$94
Skilled Nursing - Stabilized Triple-Net	187	22,435	Beds	29	809	1.9	x	89.5%	179	0	179	179	0	179
Seniors Housing - Triple-Net	164	16,691	Units	31	2,256	1.3	x	87.0%	194	0	194	194	0	194
Seniors Housing - Operating	79	6,513	Units	21	2,033	N/A		88.1%	0	363	363	0	114	114
Medical Office - Stabilized	19	1,046,828	Square Feet	9	223	N/A		94.0%	0	28	28	0	18	18
Medical Office - Lease-Up	4	355,479	Square Feet	4	76	N/A		70.6%	0	8	8	0	5	5
Other - Stabilized Triple-Net	8	122	Beds	1	7	5.1	x	N/A	1	0	1	1	0	1

Total	501			45	$5,750	1.8	x		$468	$399	$867	$468	$137	$604

									54%	46%	100%	77%	23%	100%

Loan Portfolio - Overview by Investment (Dollars in Millions):1

Borrower	Original Investment	Outstanding Principal	Secured/ Unsecured	Borrower/ Asset Type	Effective Interest Rate	Annualized Revenue[3]	Balance Sheet Line
Manor Care	$99	$112	Secured	SNF/ALF	L + 533 bps	$6	Loans Receivable
HCA	45	50	Unsecured	Hospital	9.2%	4	Other Assets
Emeritus Senior Living	15	15	Secured	Seniors Housing	7.8%	1	Loans Receivable
Brookdale Senior Living	9	0	Secured	Seniors Housing	L + 600 bps [4]	0	Loans Receivable
Other - Secured[5]	13	9	Secured	Seniors Housing	N/A	0	Loans Receivable
Other - Unsecured	19	20	Unsecured	Hospital	8.8%	2	Other Assets

Total	$199	$206				$13

Owned Portfolio - Overview by State/Province:1

	Totals		Hospital		Skilled Nursing		Seniors Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	37	7%	5	455	6	771	26	3,304	0	0	0	0
Pennsylvania	34	7%	2	115	6	797	24	1,597	2	111,671	0	0
Massachusetts	34	7%	2	109	26	2,694	6	856	0	0	0	0
Ohio	30	6%	0	0	12	1,599	16	1,152	2	144,639	0	0
Kentucky	29	6%	2	424	27	3,054	0	0	0	0	0	0
Florida	26	5%	6	511	0	0	14	1,452	6	206,533	0	0
Indiana	23	5%	1	59	13	1,867	9	1,001	0	0	0	0
North Carolina	23	5%	1	124	16	1,802	6	438	0	0	0	0
Illinois	22	4%	4	431	1	82	17	2,634	0	0	0	0
Texas	21	4%	7	496	0	0	3	261	3	78,222	8	122
All Other	222	44%	10	793	80	9,769	122	10,509	10	861,242	0	0

Total	501	100%	40	3,517	187	22,435	243	23,204	23	1,402,307	8	122

[1]	Totals may not add due to rounding.

[2]	Occupancy shown for Seniors Housing excludes communities in lease-up. Occupancy for triple-net properties is as of 2Q09 and occupancy for operating properties is as of 3Q09.

[3]	Annualized third quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Revenue/NOI reflects Ventas’s portion only for joint venture assets.

[4]	LIBOR floor of 3%. Excludes upfront fee equating to 0.67% per annum.

[5]	Outstanding principal is the approximate carrying value.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Owned and Loan Portfolio - Property Type Concentration (Dollars in Millions):1

Investment Type	Owned Property Count	Ventas Investment	%	Annualized Rent/ Revenue[2]	%	Annualized Rent/NOI[2]	%
Seniors Housing	243	$4,289	72%	$557	63%	$308	50%
Skilled Nursing	187	809	14%	179	20%	179	29%
Hospital	40	345	6%	94	11%	94	15%
Medical Office	23	300	5%	36	4%	23	4%
Other	8	7	NM	1	NM	1	NM
Loans	N/A	206	3%	13	1%	13	2%

Total	501	$5,955	100%	$880	100%	$617	100%

Owned and Loan Portfolio - Operator Concentration (Dollars in Millions):1

Operator/Manager	Owned Property Count	Ventas Investment	%	Annualized Rent/ Revenue[2]	%	Annualized Rent/NOI[2]	%
Sunrise Senior Living	79	$2,033	34%	$363	41%	$114	18%
Brookdale Senior Living	84	1,403	24%	122	14%	122	20%
Kindred Healthcare	197	906	15%	244	28%	244	39%
Senior Care	65	621	10%	51	6%	51	8%
Emeritus Senior Living	11	168	3%	17	2%	17	3%
Capital Senior Living	11	158	3%	14	2%	14	2%
Manor Care	N/A	112	2%	6	1%	6	1%
NexCore	4	93	2%	12	1%	7	1%
Formation	11	88	1%	11	1%	11	2%
Greenfield	7	51	1%	6	1%	4	1%
HCA	1	51	1%	4	NM	4	1%
Assisted Living Concepts	8	50	1%	5	1%	5	1%
All Other	23	221	4%	25	3%	19	3%

Total	501	$5,955	100%	$880	100%	$617	100%

Owned Portfolio - State/Province Concentration (Dollars in Millions):1

State/Province	Owned Property Count	Annualized Rent/ Revenue[2]	%	Annualized Rent/NOI[2]	%
California	37	$111	13%	$77	13%
Illinois	22	89	10%	66	11%
Ontario	9	50	6%	12	2%
Massachusetts	34	49	6%	42	7%
Pennsylvania	34	47	5%	26	4%
New Jersey	11	40	5%	17	3%
Florida	26	38	4%	36	6%
Colorado	15	34	4%	19	3%
Georgia	16	30	3%	17	3%
New York	14	29	3%	19	3%
All Other	283	350	40%	273	45%

Total	501	$867	100%	$604	100%

[1]	Totals may not add due to rounding. NM = not material.

[2]	Annualized third quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Owned and Loan Portfolio - Property Type Concentration: 1

Owned and Loan Portfolio - Operator Concentration: 1

[1]

Annualized third quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets. Totals may not add due to rounding.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 2nd Quarters of 2009 & 2008:1,2

		Sequential Quarter Comparison						Year-Over-Year Comparison
Property Type	Number of Properties	2Q09 Cash Flow Coverage		1Q09 Cash Flow Coverage		2Q09 Occupancy	1Q09 Occupancy	2Q09 Cash Flow Coverage		2Q08 Cash Flow Coverage		2Q09 Occupancy	2Q08 Occupancy
Hospital	40	2.5	x	2.5	x	59.2%	61.7%	2.5	x	2.6	x	59.2%	62.4%
Skilled Nursing	186	1.9	x	2.0	x	89.5%	89.9%	1.9	x	2.0	x	89.5%	89.5%
Seniors Housing	164	1.3	x	1.3	x	87.0%	87.2%	1.3	x	1.3	x	87.0%	87.7%
Other	8	5.1	x	5.2	x	N/A	N/A	5.1	x	4.9	x	N/A	N/A

Total	398	1.8	x	1.8	x			1.8	x	1.8	x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 1st and 2nd Quarters of 2009:1,2

		Sequential Quarter Comparison
Property Type	Number of Properties	2Q09 Cash Flow Coverage		1Q09 Cash Flow Coverage		2Q09 Occupancy	1Q09 Occupancy
Hospital	40	2.5	x	2.5	x	59.2%	61.7%
Skilled Nursing	186	1.9	x	2.0	x	89.5%	89.9%
Seniors Housing	164	1.3	x	1.3	x	87.0%	87.2%
Other	8	5.1	x	5.2	x	N/A	N/A

Total	398	1.8	x	1.8	x

[1]	Second quarter 2009 is most recent quarter available.

[2]	Cash flow coverages are for trailing twelve months or annualized where the Company’s ownership is for a shorter period.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Medical Office Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	3Q09	3Q08[4]	3Q09	3Q08[4]	3Q09	3Q08
Number of properties:	19	19	17	17	4	2
Number of square feet:	1,046,828	1,046,828	870,700	870,700	355,479	181,952
Average occupancy:	94.0%	95.6%	93.1%	95.2%	70.6%	57.8%
Average annual rate per square foot:[5]	$29	$27	$29	$27	$30	$26
Operating revenue:	$7.3	$6.3	$6.1	$5.9	$1.8	$0.8
Less expenses:	2.6	1.9	2.3	1.8	0.7	0.4

Total NOI:	4.7	4.4	3.8	4.1	1.1	0.4
Less Company’s partners’ share:	0.2	0.4	0.2	0.4	0.1	0.0

Ventas NOI:	$4.5	$4.0	$3.6	$3.7	$1.0	$0.4

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	3Q09	2Q09	3Q09	2Q09	3Q09	2Q09
Number of properties:	19	19	19	19	4	3
Number of square feet:	1,046,828	1,046,828	1,046,828	1,046,828	355,479	280,363
Average occupancy:	94.0%	93.5%	94.0%	93.5%	70.6%	67.2%
Average annual rate per square foot:[5]	$29	$29	$29	$29	$30	$28
Operating revenue:	$7.3	$7.3	$7.3	$7.3	$1.8	$1.0
Less expenses:	2.6	2.6	2.6	2.6	0.7	0.3

Total NOI:	4.7	4.7	4.7	4.7	1.1	0.7
Less Company’s partners’ share:	0.2	0.2	0.2	0.2	0.1	0.0

Ventas NOI:	$4.5	$4.5	$4.5	$4.5	$1.0	$0.7

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.

[2]	Includes only those MOBs owned for the full period.

[3]	Includes only those MOBs owned in both comparison periods.

[4]	Restated to include two MOBs previously classified as non-operating.

[5]	Average annual rate includes CAM adjustments.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Seniors Housing Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	3Q09	3Q08	3Q09	3Q08	3Q09	3Q08
Number of properties:	78	76	76	76	1	3
Number of units:	6,284	6,141	6,141	6,141	229	372
Resident day capacity:	684,752	668,656	668,836	668,656	23,552	39,468
Average resident occupancy:	88.1%	91.5%	88.3%	91.5%	72.0%	59.1%
Average daily rate / resident fees:	$173	$171	$173	$171	$136	$160
Operating revenue:	$104.2	$104.9	$101.9	$104.9	$2.3	$3.7
Less expenses:	71.2	69.9	69.3	69.9	1.9	3.5

Total NOI:	33.0	34.9	32.6	34.9	0.4	0.3
Less Company’s partner’s share:	4.9	5.1	4.8	5.1	0.1	0.1

Ventas NOI:	$28.1	$29.8	$27.8	$29.8	$0.3	$0.2

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	3Q09	2Q09	3Q09	2Q09	3Q09	2Q09
Number of properties:	78	78	78	78	1	1
Number of units:	6,284	6,284	6,284	6,284	229	229
Resident day capacity:	684,752	677,131	684,752	677,131	23,552	23,296
Average resident occupancy:	88.1%	87.2%	88.1%	87.2%	72.0%	67.9%
Average daily rate / resident fees:	$173	$172	$173	$172	$136	$125
Operating revenue:	$104.2	$101.4	$104.2	$101.4	$2.3	$2.0
Less expenses:	71.2	67.7	71.2	67.7	1.9	1.8

Total NOI:	33.0	33.7	33.0	33.7	0.4	0.2
Less Company’s partner’s share:	4.9	5.1	4.9	5.1	0.1	0.0

Ventas NOI:	$28.1	$28.6	$28.1	$28.6	$0.3	$0.1

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.

[2]	Includes only those communities stabilized in both comparison periods.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios:1

	Number of Properties	Sequential Quarter Comparison				Year-Over-Year Comparison
Ventas - Kindred Master Lease		2Q09		1Q09		2Q09		2Q08
1	81	2.3	x	2.3	x	2.3	x	2.4	x
2	40	2.0	x	1.9	x	2.0	x	2.1	x
3	36	1.7	x	1.9	x	1.7	x	2.0	x
4	40	2.3	x	2.3	x	2.3	x	2.4	x

Total	197	2.1	x	2.2	x	2.1	x	2.3	x

Property Type	Number of Properties	2Q09		1Q09		2Q09		2Q08
Hospital	38	2.5	x	2.5	x	2.5	x	2.7	x
Skilled Nursing	159	1.9	x	2.0	x	1.9	x	2.0	x

Total	197	2.1	x	2.2	x	2.1	x	2.3	x

[1]

Coverage reflects the ratio of Kindred’s EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred’s PeopleFirst Rehabilitation Division has been eliminated from purchased ancillary expenses within the Ventas portfolio. Second quarter 2009 is most recent quarter available.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Triple-Net and Operating Portfolio Revenue Rollover Schedule Excluding Seniors Housing Operating Communities:1

		Lease Rollover Year
	Totals	2009	2010	2011	2012	2013	Thereafter
Hospital - Stabilized Triple-Net:
Annualized Revenue	$94.3	—	—	—	—	$46.9	$47.4
Skilled Nursing - Stabilized Triple-Net:
Annualized Revenue	178.6	—	—	—	$2.2	70.5	105.9
Seniors Housing - Stabilized Triple-Net:
Annualized Revenue	193.8	—	—	—	1.7	—	192.2
Medical Office - Stabilized:
Annualized Revenue[2]	28.0	$0.9	$3.2	$3.3	2.7	2.3	15.6
Medical Office - Lease-Up:
Annualized Revenue[2]	6.9	—	0.1	0.4	0.2	0.2	6.0
Other - Stabilized Triple-Net:
Annualized Revenue	1.0	—	1.0	—	—	—	—

Total:
Annualized Revenue	$502.6	$0.9	$4.3	$3.7	$6.8	$119.9	$367.1

Percent of Total:	100%	0%	1%	1%	1%	24%	73%

[1]	Annualized third quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not add due to rounding.

[2]	Company’s partners’ share has not been eliminated from revenue.

Ventas, Inc.

Third Quarter 2009 Supplemental Data

Company Development Data:

Status	Property Name	Ventas Ownership %	MSA	Property Type	Number of Residents or Beds/ Units/Square Feet	Actual/ Projected Opening Date	Ventas Estimated/ Actual Acquisition Date	Total Development Cost[1]		Ventas Fixed Purchase Price (incl. FPAC)[1]		Expected Stabilized Yield
In Lease-up	Sunrise of Thorne Mills on Steeles	80%	Toronto	IL/AL/ALZ	256 Residents /229 Units / 210,000 SF	September 2007	December 2007	Cdn $	62.8	Cdn $	52.7	8.0%-8.5%
To Be Acquired	Carroll MOB[2]	90%	Baltimore	MOB	77,242 RSF	December 2009	November 2011		$21.0		N/A	8.0%-8.5%

[1]	Dollars in millions.

[2]	Development cost is estimated cost to Ventas, subject to adjustments.